UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 30, 2010
Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000
Park-Ohio Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	333-43005-01	34-6520107

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-23.1
EX-99.1
EX-99.2

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on October 6, 2010, amends and restates in its entirety Item 9.01 to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition by General Aluminum Mfg. Company, a wholly owned subsidiary of Park-Ohio Industries, Inc., a wholly owned subsidiary of Park-Ohio Holdings Corp., of substantially all of the assets of Rome Die Casting LLC (“Rome”) on September 30, 2010. The remainder of the information contained in the original Form 8-K filing is not hereby amended and this amendment does not reflect events occurring after the filing of the original Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
(1) The following audited financial statements of Rome are attached hereto as Exhibit 99.1 and incorporated herein by reference:
Audited Financial Statements
•	Independent Auditors’ Report

•	Balance Sheet as of December 31, 2009

•	Statement of Operations and Member’s Deficit for the year ended December 31, 2009

•	Statement of Cash Flows for the year ended December 31, 2009

•	Notes to Financial Statements
(2) The following unaudited financial statements of Rome are attached hereto as Exhibit 99.1 and incorporated herein by reference:
Unaudited Interim Financial Statements

•	Unaudited Balance Sheet as of June 30, 2010

•	Unaudited Statement of Operations and Member’s Deficit for the six months ended June 30, 2010

•	Unaudited Statement of Cash Flows for the six months ended June 30, 2010

•	Notes to Financial Statements
     (b) Pro Forma Financial Information
     The following pro forma financial information of Park-Ohio Holdings Corp., after giving effect to the acquisitions of Rome and substantially all of the assets of Assembly Component Systems Inc., is attached hereto as Exhibit 99.2 and incorporated herein by reference:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 and explanatory notes thereto
     (d) Exhibits

10.1	Bill of Sale by Rome Die Casting LLC and Johnny Johnson in favor of General Aluminum Mfg. Company (filed as Exhibit 10.2 to the Form 10-Q of Park-Ohio Holdings Corp. for the quarter ended September 30, 2010, SEC File No. 000-03134 and incorporated by reference and made a part hereof)

23.1	Consent of Independent Auditors

99.1	Audited financial statements and report thereon listed in Item 9.01(a)(1) and unaudited financial statements listed in Item 9.01(a)(2)

99.2	Unaudited pro forma financial information listed in Item 9.01(b)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.
Dated: December 14, 2010	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
		Title:	Secretary

PARK-OHIO INDUSTRIES, INC.
Dated: December 14, 2010	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
		Title:	Secretary

Exhibit Index

Exhibit	Description
10.1	Bill of Sale by Rome Die Casting LLC and Johnny Johnson in favor of General Aluminum Mfg. Company (filed as Exhibit 10.2 to the Form 10-Q of Park-Ohio Holdings Corp. for the quarter ended September 30, 2010 SEC File No. 000-03134 and incorporated by reference and made a part hereof)

23.1	Consent of Independent Auditors

99.1	Audited Balance Sheet of Rome Die Casting LLC as of December 31, 2009 and the Statement of Operations and Member’s Deficit for the year then ended, and the notes related thereto and the related independent auditors’ report of Ernst & Young LLP together with the Unaudited Interim Balance Sheet as of June 30, 2010 and the unaudited Statement of Operations and Member’s Deficit and Statement of Cash Flows for the six months ended June 30, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 and the notes related thereto.

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